Barclays Global Financial Services Conference September 9, 2019 © 2019 AGNC Investment Corp. All Rights Reserved.

Safe Harbor Statement Safe harbor statement under the private securities litigation reform act of 1995 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from such forecasts due to the impact of many factors beyond the control of AGNC Investment Corp. (“AGNC” or the “Company”). All forward-looking statements included in this presentation are made only as of the date of this presentation and are subject to change without notice. Certain important factors that could cause actual results to differ materially from those contained in the forward- looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. AGNC disclaims any obligation to update such forward-looking statements unless required by law. The following slides contain summaries of certain financial and statistical information about AGNC. They should be read in conjunction with our periodic reports that are filed from time to time with the SEC. Historical results discussed in this presentation are not indicative of future results. 2

AGNC Update Concerns regarding the impact of the inverted yield curve and the current prepayment environment on AGNC’s business model appear overblown We believe our portfolio is well-positioned to weather today’s prepayment landscape, as evidenced by recent trends in prepayment data Despite the rally in rates and the yield curve inversion, the current interest rate environment is manageable  Our current estimate of net book value as of August 31, 2019 reflects a decline of approximately 2% quarter-to-date, well within historical norms, due in large part to the substantial repositioning of the asset portfolio and our hedges over the past year  Positive carry on shorter-tenor pay-fixed swaps (1-3 years) offset some of the short-term earnings headwinds from the inverted yield curve without materially impacting overall “call risk” for AGNC’s portfolio  Wider spreads on lower-coupon mortgages support long-term value creation for AGNC . Improve expected returns on new purchases . Mitigate prepayment exposure by sustaining higher mortgage rates, particularly when combined with wider primary-secondary spreads Against this backdrop, we have executed share repurchases in recent weeks when the price/book discount was significant 3

Market Update Virtually all of the macroeconomic factors that impact AGNC’s business exhibited significant volatility during the third quarter of 2019 Yield Curve Comparison1 MBS Spreads2 Nov 30, 2018 Jun 30, 2019 Aug 31, 2019 (bps) 30yr CC Spread 15yr CC Spread 3.30% 125 3.5% 3.19% 3.01% 2.92% 2.80% 2.83% 2.84% 109 bps 3.0% 2.70% 100 2.52% 2.52% 2.33% 2.37% 2.5% 2.31% 2.31% 75 72 bps 2.18% 2.15% 2.12% 2.09% 2.00% 1.92% 1.87% 1.75% 1.76% 2.0% 1.71% 50 2.10% 2.04% 1.99% 1.89% 1.96% 1.5% 1.76% 1.78% 25 1.50% 1.50% 1.42% 1.39% 1.45% 1.0% 0 1M 2M 3M 6M 1Y 2Y 3Y 5Y 7Y 10Y 20Y 30Y Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 3-Month LIBOR Spread to Repo Rate3 Primary-Secondary Spread4 (bps) (bps) 50 150 30 130 130 bps 10 110 (1) bp (10) 90 (30) 70 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Note: For additional detail, refer to endnotes in the Appendix. 4

The Importance of Asset Selection Wider mortgage spreads provide the opportunity to generate higher marginal returns on new purchases while sustaining higher primary mortgage rates, but asset selection is critical in high prepay environments 30-Year Agency MBS Holdings As of 8/31/19 Market Value Specified Pool Other Pool Positions TBA AGNC - TBA/Float - Coupon $B $B / %5 $B / %6 $B / % 1 Month CPR7 1 Month CPR8 ≤ 3.0% $21.9 $0.4 / 2% $14.3 / 65% $7.2 / 33% 2% 4% 3.5% $23.9 $15.7 / 66% $12.3 / 52% $(4.2) / (17)% 12% 31% 4.0% $31.7 $25.8 / 82% $9.2 / 29% $(3.4) / (11)% 16% 47% ≥ 4.5% $15.4 $14.2 / 92% $0.7 / 5% $0.4 / 3% 15% 43% Total $92.8 $56.1 / 60% $36.6 / 39% $0.1 / 0% AGNC continues to emphasize the importance of asset selection in order to minimize prepayment risk and support expected returns Overall, we favor specified pools with favorable asset characteristics, such as pools backed by loans with lower balances and / or certain property locations Note: For additional detail, refer to endnotes in the Appendix. 5

Prepayment Protection In Action Certain mortgage pool characteristics, such as loan balance and property location, can have a material impact on prepayment performance 1 Month Prepayment Speeds9 Jun 2019 CPR Jul 2019 CPR 60% 51% 49% 50% 42% 40% 37% 34% 36% 28% 30% 27% 20% 20% 20% 15% 13% 14% 11% 11% 9% 9% 10% 11% 10% 8% 10% 6% 4% 4% 0% 10 11 13 10 11 13 Non-Spec NY Geo HLB 12 Jumbo Non-Spec NY Geo HLB 12 Jumbo Non-Spec 10 NY Geo 11 HLB 12 Jumbo 13 3.5% FNMA 30-Year (2018 Vintage) 4.0% FNMA 30-Year (2018 Vintage) 4.5% FNMA 30-Year (2018 Vintage) Specified pools with certain favorable loan characteristics enjoy prepayment protection compared to generic, non-specified pools  As shown in the charts above, pools backed by loans with lower balances and in certain geographies typically experience significantly lower prepayment speeds  AGNC continues to emphasize the importance of asset selection focused around these and other characteristics to minimize prepayment risk Note: For additional detail, refer to endnotes in the Appendix. 6

Dollar Roll Update Monthly carry for TBA securities varies significantly by coupon Coupon Price Drop Implied Carry Hedge Carry All-In Carry 3.0% + 1.8 / 32 70 bps 60 bps 130 bps 3.5% – 0.8 / 32 (30 bps) 40 bps 10 bps 4.0% – 2.2 / 32 (80 bps) 30 bps (50 bps) Note: Table above for illustrative purposes only. Price drop, implied carry, hedge carry and all-in carry represent recent point-in-time estimates. Very fast prepayment expectations for higher-coupon TBA securities drive unfavorable carry expectations 3.0% coupon TBAs, however, still provide an opportunity to generate strong returns, particularly when hedged with positive-carry swaps focused on the midpoints of the curve (2-, 3- and 5-year) Additionally, with production migrating to lower mortgage rates and the Fed beginning to purchase material amounts of the coupon, the quality of the tradable float in 3.0% TBAs should improve over the next several months 7

The Fed Balance Sheet and Reinvestments Elevated prepayments are expected to drive increased Federal Reserve MBS reinvestments, providing incremental technical support for Agency MBS Under current practice, Fed portfolio paydowns of Agency debt and Agency MBS, up to the runoff cap of $20 billion per month, will be reinvested in Treasury securities  Paydowns in excess of $20 billion per month will be reinvested in Agency MBS Based upon projected prepayment activity following the recent rate rally, annual paydowns from the Fed’s $1.5 trillion Agency MBS portfolio should exceed the $240 billion annual runoff cap, with dealer estimates ranging between $280 – 360 billion14 Illustrative Fed Agency MBS Paydowns and Reinvestments by CPR15 $400 $135 B Reinvestment ($B) Excess Paydowns $60 B Reinvestment $300 Annual Runoff Cap: (Agency MBS $240 B Reinvestments) $200 $100 $- 15% CPR 20% CPR 25% CPR Note: For additional detail, refer to endnotes in the Appendix. 8

Funding Update Despite recent headwinds, the LIBOR-repo spread has begun to improve from recent adverse lows 3-Month LIBOR Spread to Repo Rate3 50 bps 40 bps 30 bps 20 bps 10 bps 0 bps (1) bp (10 bps) (20 bps) (30 bps) Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Note: For additional detail, refer to endnotes in the Appendix. 9

Looking Ahead Despite the inverted yield curve, the current environment provides an opportunity to generate favorable risk-adjusted returns Wider spreads on mortgages relative to Treasuries / swaps ultimately improve expected returns on new purchases and mitigate prepayment exposure on AGNC’s portfolio Lower-coupon MBS (2.5% and 3.0% TBAs) can be expected to generate strong returns  TBA float should benefit from material Fed purchases of cheapest-to-deliver pools Positive carry attributes for shorter-tenor swaps (1-3 years) provide an opportunity to offset a material percentage of the short-term earnings headwinds from the inverted yield curve Adverse funding dynamic associated with the LIBOR-repo spread appears to have stabilized somewhat and has improved from the worst levels hit during the first half of 2019 10

Endnotes 1) Source: US Treasury. 2) 30yr CC spread to blended 5yr and 10yr swap rates; 15yr CC spread to 5yr swap rates. Data through Aug 23, 2019. Source: Citi Velocity. 3) Reflects the three-month LIBOR spread to a generic three-month FICC MBS repo rate estimate. Data through Aug 26, 2019. Source: Bloomberg and Amherst Pierpont. 4) Reflects the Bankrate.com US Home Mortgage 30 Year Fixed National Avg rate (ILM3NAVG Index) spread to the FNMA 30yr CC yield (MTGEFNCL Index). Data through Aug 30, 2019. Source: Bloomberg. 5) Specified pools include pools backed by lower balance loans with original loan balances of up to $200k, HARP pools (defined as pools backed by refinance loans with original LTVs ≥ 80% issued between May 2009 and Sept 2017), and pools backed by loans originated in N.Y. and Puerto Rico. 6) Other Pool Positions include pools backed by generic and seasoned loans, lower balance loans with original loan balances >$200k and ≤$225k, low FICO loans with a max original credit score of 700, investor loans, non-HARP loans with original LTV ≥94 and modified loans. 7) Actual 1 month annualized CPR published during August 2019 for Agency securities held as of August 31, 2019; excludes TBAs holdings. 8) TBA/Float - 1 month CPR based on the median of Aug settlement (July prepayment speeds) TBA delivery data from Morgan Stanley, JP Morgan, Nomura, Citibank, Credit Suisse and Bank of America. 9) Reflects 1 month prepayment speeds for pools shown. Source: JP Morgan. 10) Non-Spec excludes HL200, HL175, HLB, MLB, LLB (max loan size less than $200k, $175k, $150k, $110k, $85k, respectively); PR (Puerto Rico); TX (Texas); NY (New York); INV (Investor); RELO (30-Yr Relocation), Jumbo Conforming; LFICO less than 680 pre-2012; less than 700 thereafter; HARP80/90/100: 100% Refi with LTV (80-90/90-100/100-105); HARP CQ/U6: 106-125% LTV; HARP Refi: LTV 90+. 11) New York loans. 12) Loan size greater than $110k and less than, or equal to, $150k. 13) Jumbo conforming loans. 14) Dealers include: Citibank, JP Morgan, Morgan Stanley, and Wells Fargo. 15) Assumes the Fed reinvests $20 B / month in Treasury securities pursuant to its cap, and any excess paydown is reinvested in Agency MBS. Portfolio data through Aug 21, 2019. Source: Federal Reserve. 11